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                                                                   EXHIBIT 10.4

                                        AMENDMENT NO. 2 dated as of December 19,
                                        2001 (this "Amendment"), to the
                                        STOCKHOLDERS' AGREEMENT dated as of May
                                        31, 2000 (as amended by Amendment No. 1
                                        and Waiver thereto dated July 12, 2001,
                                        the "Original Agreement"), among PLIANT
                                        CORPORATION f/k/a Huntsman Packaging
                                        Corporation, a Utah corporation (the
                                        "Company"), and certain of the
                                        stockholders of the Company signatory
                                        thereto.

By executing and delivering this Amendment, the undersigned signatories hereto hereby agree as set forth below. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Original Agreement.

SECTION 1.      Amendments.

(a) Section 9.14(a) of the Original Agreement is hereby amended and restated in its entirety as set forth below:

        "(a)    Unless otherwise covered in the Management Stockholders' written employment agreement with the Company, in the event that a Management Stockholder's employment with the Company is terminated for whatever reason, the Company or its designee shall have the right (but not the obligation), upon delivery of a Repurchase Notice to the Management Stockholder, to repurchase from such Management Stockholder and (each of his or her Permitted Transferees) all or any part of the Stockholder Shares owned by such Management Stockholder (and each of his or her Permitted Transferees) at any time. The price per Stockholder Share to be paid by the Company shall be the greater of: (i) the Fair Market Value as of the last day of the calendar quarter ending on, or immediately before, the date the Management Stockholder's employment with the Company was terminated, or (ii) the Fair Market Value as of the last day of the calendar quarter ending on, or immediately before, the date the Company repurchases the Stockholder Shares. The purchase price to be paid by the Company for any repurchase of Stockholder Shares pursuant to this Section 9.14 shall be paid in cash."

(b) Section 4.1(b) of the Original Agreement is hereby amended and restated in its entirety as set forth below:

                "(b) [Intentionally omitted]"

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SECTION 2.      No other Amendments or Waivers.

Except as modified by this Amendment, the Original Agreement shall remain in full force and effect, enforceable in accordance with its terms. This Amendment is not a consent to any waiver or modification of any other terms or conditions of the Original Agreement or any of the instruments or documents referred to in the Original Agreement and shall not prejudice any right or rights which the parties thereto may now or hereafter have under or in connection with the Original Agreement or any of the instruments or documents referred to therein.

SECTION 3.      Effectiveness.

This Amendment shall be effective upon the execution hereof by the requisite Persons party to the Original Agreement in accordance with Section 7.1 of the Original Agreement.

SECTION 4.      Counterparts.

This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by the Company, the Requisite Trust Holders and the Requisite Investor Holders, it being understood that all of the foregoing need not sign the same counterpart. Any counterpart or other signature to this Amendment that is delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Amendment.

SECTION 5.      Governing Law.

This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                                     *******

IN WITNESS WHEREOF, the parties have duly executed this Amendment No.1 and Waiver to the Stockholders' Agreement as of the date first above written.

                                   PLIANT CORPORATION
                                   f/k/a Huntsman Packaging Corporation


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

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                                   SOUTHWEST INDUSTRIAL FILMS, LLC

                                   By: J.P. Morgan Partners (BHCA), L.P.
                                       its Member

                                   By: JPMP Master Fund Manager, L.P.,
                                       its General Partner

                                   By: JPMP Capital Corp.,
                                       its General Partner


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FIRST UNION CAPITAL PARTNERS, LLC


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                   By: NYLCAP Manager LLC,
                                       its Investment Manager


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                   COMPANY


                                   By:
                                      ------------------------------------------
                                      Name:


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                                      Title: Its Authorized Representative


                                   THE CHRISTENA KAREN H. DURHAM TRUST


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title: